Execution Copy

                       THIRD AMENDMENT TO CREDIT AGREEMENT

      This Third Amendment to Credit Agreement (this "Amendment Agreement") is dated as of March 23, 2007 by and among Lower Lakes Towing Ltd., Lower Lakes Transportation Company, Grand River Navigation Company, Inc. ("Grand River"), the other Credit Parties signatory hereto, General Electric Capital Corporation, as a US Lender and as Agent, and GE Canada Finance Holding Company, as a Cdn. Lender.

                              W I T N E S S E T H :

      WHEREAS, the Credit Parties, the lenders party thereto, and the Agent entered into that certain Credit Agreement dated as of March 3, 2006 and amended as of August 1, 2006 and February 28, 2007 (the "Credit Agreement");

      WHEREAS, Grand River has previously leased the Manistee pursuant to that certain Bareboat Charter Party Agreement between Lake Service Shipping Co. and Grand River dated January 14, 2004, and has decided to exercise its purchase option thereunder;

      WHEREAS, in order to finance the acquisition of the Manistee, Grand River has requested the Agent and the Lenders to increase the US Term Loan by $2,200,000; and

      WHEREAS, the Lenders and the Agent have agreed to provide such additional financing and to further amend the Credit Agreement to effect certain changes thereto requested by the Credit Parties as set forth herein.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement, as amended hereby.

      2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

      2.1. Section 1.1(d) of the Credit Agreement is hereby amended by (a) deleting the reference to "US $4,000,000" therein and replacing it with a reference to "US $6,200,000" and (b) replacing the quarterly installment amounts payable on and after June 2007 set forth in Section 1.1(d)(ii) with the following:

     ---------------------------------------------------------------------------
                 Period                            Quarterly Installment Amounts
     ---------------------------------------------------------------------------
     June, 2007 - December, 2007                            US $186,000
     March, 2008 - December, 2008                           US $186,000
     March, 2009 - December, 2009                           US $186,000
     March, 2010 - December, 2010                           US $186,000
     ---------------------------------------------------------------------------

      2.2. Section 1.5 of the Credit Agreement is hereby amended by deleting paragraph (a) thereof in its entirety and replacing it with the following:

            (a) Interest. Each Borrower shall pay interest to Agent, for the ratable benefit of Lenders in accordance with the various Loans being made by each Lender, in arrears on each applicable Interest Payment Date, at the following rates: (i) with respect to Cdn. Revolving Credit Advances, the BA Rate plus two and one-half percent (2.5%) per annum or the Cdn. Prime Rate plus one and one-half percent (1.5%) per annum, (ii) with respect to US Revolving Credit Advances, the US Base Rate plus one and one-half percent (1.5%) per annum or the applicable LIBOR Rate plus two and one-half percent (2.5%) per annum, as applicable, (iii) with respect to the Cdn. Term Loan, the BA Rate plus two and one-half percent (2.5%) per annum or the Cdn. Prime Rate plus one and one-half percent (1.5%) per annum, and (iv) with respect to the US Term Loan, the US Base Rate plus one and one-half percent (1.5%) per annum or the applicable LIBOR Rate plus two and one-half percent (2.5%) per annum.

      2.3. Section 3.6 of the Credit Agreement is hereby amended by deleting the reference to the "Manistee" appearing therein.

      2.4. Section 3.30 of the Credit Agreement is hereby amended by deleting all references to the "Manistee" appearing therein.

      2.5. Section 5.11 of the Credit Agreement is hereby amended by deleting the reference to the "Manistee" appearing therein.

      2.6. Annex A to the Credit Agreement is hereby amended by (a) adding the following definition in alphabetical order:

            "Manistee Mortgage" means the statutory ship mortgage of the Manistee made by Grand River in favor of the Agent, such mortgage to be in a form satisfactory to the Lenders and Lenders' Counsel and suitable for registration.

and (b) deleting the definitions of "Bareboat Charter Agreements", "US Owned Vessels" and "US Term Loan Commitment" in their entirety and replacing them with the following:

            "Bareboat Charter Agreement" means the bareboat charter party agreement between Lake Service Shipping Co. and Grand River dated March 27, 2000 with respect to the Barge McKee.

            "US Owned Vessels" means, collectively, the Invincible, the Maumee, the Calumet and the Manistee.

            "US Term Loan Commitment" means (a) as to any Term Lender with a US Term Loan Commitment, the commitment of such Lender to make its Pro Rata Share of the US Term Loan as set forth on Annex I to the Agreement or in the most recent Assignment Agreement executed by such Lender, and (b) as to all Lenders with a US Term Loan Commitment, the aggregate commitment of all Lenders to make the US Term Loan, which aggregate commitment shall be Six Million Two Hundred Thousand US Dollars (US$6,200,000) on the Closing Date. After advancing the US Term Loan, each reference to a Lender's US Term Loan Commitment shall refer to that Lender's Pro Rata Share of the outstanding US Term Loan.

      2.7. Annex E to the Credit Agreement is hereby amended by (a) deleting the reference to "thirty (30)" in the first sentence of paragraph (a) thereof and replacing it with a reference to "thirty-five (35)" and (b) adding the following proviso at the end of such sentence:

      ; provided, that such financial information shall be delivered within sixty (60) days after the first month in each Fiscal Year

      2.8. Annex E to the Credit Agreement is hereby amended by deleting Annex E in its entirety and replacing it with the Annex E attached hereto.

      2.9. Annex F to the Credit Agreement is hereby amended by deleting Annex F in its entirety and replacing it with the Annex F attached hereto.

      2.10. Annex I to the Credit Agreement is hereby Annex I in its entirety and replacing it with the Annex I attached hereto.

      3. Conditions to Effectiveness. The effectiveness of this Amendment Agreement is expressly conditioned upon the execution of this Agreement by the Credit Parties, the Agent and each Lender and the satisfaction of the following conditions:

            (a) Term Note. Grand River shall provide a duly executed original of a replacement Term Note dated the date hereof, reflecting the terms set forth in Section 3 hereof.

            (b) Reaffirmation. Each Credit Party shall have executed and delivered a Reaffirmation of Guaranty in the form of Exhibit A attached hereto.

            (c) Amendment to Fleet Mortgage. An amendment to the Fleet Mortgage executed by Grand River in favor of Agent, in form and substance satisfactory to the Agent.

            (d) Insurance. Satisfactory evidence that the insurance policies required by Section 5.4 with respect to the Manistee are in full force and effect, together with appropriate evidence showing loss payable and additional insured clauses or endorsements, as reasonably requested by Agent, in favor of Secured Parties.

            (e) Appraisal. Agent shall have received an appraisal of the Manistee by an appraiser selected by the Agent, which appraisal (including the asset values reflected therein) shall be in form and substance reasonably satisfactory to Agent.

            (f) Lien Searches. Copies of search reports from the United States Coast Guard with respect to the Manistee listing all effective notice of lien filings that name any Credit Party as debtor, none of which shall cover the Manistee, and such termination statements, releases or other documents as may be reasonably necessary to confirm that the Manistee is subject to no other Liens in favor of any Persons.

            (g) Approvals. Agent shall have received satisfactory evidence that the Credit Parties have obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities and all collateral assignments with respect to any customer contracts, to the execution, delivery and performance of this Amendment Agreement and the other Loan Documents.

            (h) Due Diligence. Agent shall have completed its legal and business due diligence, with results reasonably satisfactory to Agent.

            (i) Opinion. Duly executed originals of an opinion of Katten Muchin Rosenman LLP, counsel for the Credit Parties, together with any local counsel opinions reasonably requested by Agent, each in form and substance reasonably satisfactory to Agent and its counsel, dated the date hereof.

            (j) Fees. Borrower shall have paid all fees, costs and expenses due and payable on the date hereof, including the reasonable fees and out of pocket expenses of counsel for the Agent with respect to this Amendment Agreement.

            (k) Secretary's Certificate. Agent shall have received from each Credit Party, such Person's (i) charter (or similar formation document), certified by the appropriate governmental authority, (ii) good standing certificates in its state of incorporation (or formation) and in each other state requested by Agent, (iii) bylaws (or similar governing document), (iv) resolutions of its board of directors (or similar governing body) approving and authorizing such Person's execution, delivery and performance of this Amendment Agreement and the transactions contemplated thereby, and (v) signature and incumbency certificates of its officers executing this Amendment Agreement and the documents contemplated hereby, all certified by its secretary or an assistant secretary (or similar officer) as being in full force and effect without modification.

            (l) Amendment to Pledge Agreement. An amendment to the Pledge Agreement, in form and substance acceptable to Agent.

            (m) Other Documents. The Borrowers shall provide such other documents, instruments and agreements as the Agent may reasonably request.

      4. Consent. Each Lender hereby consents to the termination of the bareboat charter party agreement between Lake Service Shipping Co. and Grand River dated January 14, 2004 with respect to the Manistee.

      5. Representations and Warranties of the Credit Parties.

      5.1. Each of the Credit Parties represents and warrants that the execution, delivery and performance by each of the Credit Parties of this Amendment Agreement have been duly authorized by all necessary corporate action and that this Amendment Agreement is a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as the enforcement thereof may be subject to (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (b) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

      5.2. Each of the Credit Parties hereby certifies that each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.

      6. Reference to and Effect on the Credit Agreement.

      6.1. Upon the effectiveness of this Amendment Agreement, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import and each reference to the Credit Agreement in each Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

      6.2. Except as specifically amended above, all of the terms, conditions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect and shall be binding upon the Credit Parties in all respects and are hereby ratified and confirmed.

      6.3. The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of (a) any right, power or remedy of any Lender or the Agent under the Credit Agreement or any of the other Loan Documents, or (b) any Event of Default or Default under the Credit Agreement.

      7. CHOICE OF LAW. THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

      8. Execution in Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      9. Headings. Section headings in this Amendment Agreement are included herein for convenience of reference only and shall not constitute a part of this Amendment Agreement for any other purposes.

                            [signature page follows]

      IN WITNESS WHEREOF, the Credit Parties, the Agent and the Lenders have executed this Amendment Agreement as of the date first above written.

                                        LOWER LAKES TOWING LTD.

                                        By: /s/ Laurence Levy
                                            ------------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        LOWER LAKES TRANSPORTATION COMPANY

                                        By: /s/ Laurence Levy
                                            ------------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        GRAND RIVER NAVIGATION COMPANY, INC.

                                        By: /s/ Laurence Levy
                                            ------------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        RAND LL HOLDINGS CORP.

                                        By: /s/ Laurence Levy
                                            ------------------------------------
                                        Title: President
                                               ---------------------------------

                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as a US Lender and as Agent

                                        By: /s/ David L'Homme
                                            ------------------------------------
                                        Title: Duly Authorized Signatory


                                        GE CANADA FINANCE HOLDING COMPANY,
                                        as Cdn. Lender

                                        By: /s/ Colin Woodyard
                                            ------------------------------------
                                        Title: Duly Authorized Signatory


                                        GE CANADA FINANCE HOLDING COMPANY,
                                        as L/C Guarantor

                                        By: /s/ Colin Woodyard
                                            ------------------------------------
                                        Title: Duly Authorized Signatory

                            ANNEX E (Section 4.1(a))
                                       to
                                CREDIT AGREEMENT

                FINANCIAL STATEMENTS AND PROJECTIONS -- REPORTING

      The Borrowers shall deliver, or cause to be delivered to Agent or to Agent and Lenders, as indicated, the following:

      (a) Monthly Financials. To Agent and Lenders, within thirty (30) days after the end of each Fiscal Month, financial information regarding Parent and its Subsidiaries, certified by the Chief Financial Officer of Parent, consisting of consolidated and consolidating (i) unaudited balance sheets as of the close of such Fiscal Month and the related statements of income and cash flows for that portion of the Fiscal Year ending as of the close of such Fiscal Month;
(ii) unaudited statements of income and cash flows for such Fiscal Month, setting forth in comparative form the figures for the corresponding period in the prior year and the figures contained in the Projections for such Fiscal Year, all prepared in accordance with GAAP (subject to normal year-end adjustments); and (iii) a summary of the outstanding balance of all Permitted Intercompany Debt as of the last day of that Fiscal Month. Such financial information shall be accompanied by the certification of the Chief Financial Officer of Parent that (i) such financial information presents fairly in accordance with GAAP (subject to normal year-end adjustments and the absence of footnotes) the financial position and results of operations of Parent and its Subsidiaries, on an unconsolidated and combined basis, in each case as at the end of such Fiscal Month and for that portion of the Fiscal Year then ended and
(ii) any other information presented is true, correct and complete in all material respects and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default shall have occurred and be continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default.

      (b) Quarterly Financials. To Agent and Lenders, within forty-five (45) days after the end of each Fiscal Quarter, consolidated and consolidating financial information for Parent and its Subsidiaries, certified by the Chief Financial Officer of Parent, including (i) unaudited balance sheets as of the close of such Fiscal Quarter and the related statements of income and cash flow for that portion of the Fiscal Year ending as of the close of such Fiscal Quarter and (ii) unaudited statements of income and cash flows for such Fiscal Quarter, in each case setting forth in comparative form the figures for the corresponding period in the prior year and the figures contained in the Projections for such Fiscal Year, all prepared in accordance with GAAP (subject to normal year-end adjustments and the absence of footnotes). Such financial information shall be accompanied by (A) a statement in reasonable detail (each, a "Compliance Certificate") showing the calculations used in determining compliance with each of the Financial Covenants that is tested on a quarterly basis and (B) the certification of the Chief Financial Officer of Parent that
(i) such financial information presents fairly in accordance with GAAP (subject to normal year-end adjustments) the financial position, results of operations and statements of cash flows of Parent and its Subsidiaries, as at the end of such Fiscal Quarter and for that portion of the Fiscal Year then ended, (ii) any other information presented is true, correct and complete in all material respects, (iii) all current and special payments required to have been made pursuant to applicable law in respect of Canadian Pension Plans and all ERISA Plans have been made and (iv) that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default has occurred and is continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default. In addition, Parent shall deliver to Agent and Lenders, within forty-five (45) days after the end of each Fiscal Quarter, a management discussion and analysis that includes a comparison to budget for that Fiscal Quarter and a comparison of performance for that Fiscal Quarter to the corresponding period in the prior year.

      (c) Operating Plan. To Agent and Lenders, as soon as available, but not later than thirty (30) days after the end of each Fiscal Year, an annual combined operating plan (the "Operating Plan") for Parent and its Subsidiaries, approved by the Board of Directors of Parent, for the following Fiscal Year, which (i) includes a statement of all of the material assumptions on which such plan is based, (ii) includes projected monthly income statement, balance sheets and source and use of funds for the following year and (iii) Borrowing Availability projections, all prepared on the same basis and in similar detail as that on which operating results are reported (and in the case of cash flow projections, representing management's good faith estimates of future financial performance based on historical performance), and including plans for personnel, Capital Expenditures and facilities.

      (d) Annual Audited Financials. To Agent and Lenders, within ninety (90) days after the end of each Fiscal Year, audited consolidated Financial Statements for Rand Logistics, Inc. and the unaudited management prepared Financial Statements of Parent and its Subsidiaries on a consolidating basis, consisting of balance sheets and statements of income and retained earnings and cash flows, setting forth in comparative form in each case the figures for the previous Fiscal Year, which Financial Statements shall be prepared in accordance with U.S. GAAP; provided, that if Rand Logistics, Inc. acquires any operating entity that is not a Subsidiary of Parent, then the audited Financial Statements shall be delivered with respect to Parent and its Subsidiaries. The consolidated Financial Statements shall be certified annually without qualification, by an independent accounting firm of national standing or otherwise acceptable to Agent. Such Financial Statements shall be accompanied by (i) a statement prepared in reasonable detail showing the calculations used in determining compliance with each of the Financial Covenants, (ii) a report from such accounting firm to the effect that, in connection with their audit examination, nothing has come to their attention to cause them to believe that an Event of Default has occurred with respect to the Financial Covenants (or specifying those Events of Default that they became aware of), it being understood that such audit examination extended only to accounting matters and that no special investigation was made with respect to the existence of Events of Default, (iii) the annual letters to such accountants in connection with their audit examination detailing contingent liabilities and material litigation matters, and (iv) the certification of the Chief Executive Officer or Chief Financial Officer of Parent that all such Financial Statements present fairly in accordance with GAAP the financial position, results of operations and statements of cash flows of Parent and its Subsidiaries, as at the end of such Fiscal Year and for the period then ended, and that there was no Event of Default in existence as of such time or, if an Event of Default has occurred and is continuing, describing the nature thereof and all efforts undertaken to cure such Event of Default.

      (e) Management Letters. To Agent and Lenders, within five (5) Business Days after receipt thereof by any Credit Party, copies of all management letters, exception reports or similar letters or reports received by such Credit Party from its independent chartered accountants.

      (f) Default Notices. To Agent and Lenders, as soon as practicable, and in any event within five (5) Business Days after an executive officer of a Borrower has actual knowledge of the existence of any Default, Event of Default or other event which has had a Material Adverse Effect, telephonic or telecopied notice specifying the nature of such Default or Event of Default or other event, including the anticipated effect thereof, which notice, if given telephonically, shall be promptly confirmed in writing on the next Business Day.

      (g) Securities Filings and Press Releases. To Agent and Lenders, promptly upon their becoming available, copies of: (i) all Financial Statements, reports, notices and proxy statements made publicly available by any Credit Party to its security holders; (ii) all regular and periodic reports and all prospectuses and registration statements, if any, filed by any Credit Party with any securities exchange or securities commission or any governmental or private regulatory authority; and (iii) all press releases and other statements made available by any Credit Party to the public concerning material changes or developments in the business of any such Person.

      (h) Subordinated Debt and Equity Notices. To Agent, as soon as practicable, copies of all material written notices given or received by any Credit Party with respect to any Subordinated Debt or Stock of such Person, and, within two (2) Business Days after any Credit Party obtains knowledge of any matured or unmatured event of default with respect to any Subordinated Debt, notice of such event of default.

      (i) Supplemental Schedules. To Agent, supplemental disclosures, if any, required by Section 5.6.

      (j) Litigation. To Agent in writing, promptly upon learning thereof, notice of any Litigation commenced or threatened against any Credit Party that
(i) seeks damages in excess of US$500,000, (ii) seeks injunctive relief, (iii) is asserted or instituted against any Canadian Pension Plan or ERISA Plan, its fiduciaries or its assets or against any Credit Party or ERISA Affiliate in connection with any Canadian Pension Plan or ERISA Plan, (iv) alleges criminal misconduct by any Credit Party, or (v) alleges the violation of any law regarding, or seeks remedies in connection with, any Environmental Liabilities.

      (k) Insurance Notices. To Agent, disclosure of losses or casualties required by Section 5.4.

      (l) Lease Default Notices. To Agent, (i) within two (2) Business Days after receipt thereof, copies of any and all default notices received under or with respect to any leased location or public warehouse where Collateral is located, and (ii) such other notices or documents as Agent may reasonably request.

      (m) Lease Amendments. To Agent, within two (2) Business Days after receipt thereof, copies of all material amendments to real estate leases.

      (n) Hedging Agreements. To Agent within two (2) Business Days after entering into such agreement or amendment, copies of all interest rate, commodity or currency hedging agreements or amendments thereto.

      (o) Other Documents. To Agent and Lenders, such other financial and other information respecting any Credit Party's business or financial condition as Agent or any Lender shall, from time to time, reasonably request.

                            ANNEX F (Section 4.1(b))
                                       to
                                CREDIT AGREEMENT

                               COLLATERAL REPORTS

      Parent shall deliver or cause to be delivered the following:

      (a) With each revolving borrowing request, a Notice of Revolving Credit Advance with respect to Lower Lakes and LLTC, accompanied by such supporting detail and accommodation as shall be requested by the Agent in its reasonable discretion.

      (b) To Agent, upon its reasonable request, and in any event at least once every month (together with a copy of all or any part of the following reports requested by any Lender in writing after the Closing Date), at the time of delivery of each of the monthly Financial Statements delivered pursuant to Annex E, each of the following reports, each of which shall be prepared by the applicable Borrower as of the last day of the immediately preceding month or the date two (2) days prior to the date of any such request:

            (i) a Borrowing Base Certificate with respect to Lower Lakes and LLTC, accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

            (ii) with respect to each Borrower, a monthly trial balance showing Accounts outstanding aged from invoice date as follows: 1 to 30 days past due, 31 to 60 days past due, 61 to 90 days past due and 91 days or more past due, accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion.

            (iii) with respect to each Borrower, a monthly trial balance showing payables outstanding aged from invoice date as follows: 1 to 30 days past due, 31 to 60 days past due, 61 to 90 days past due and 91 days or more past due, accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion.

      (c) To Agent, at the time of delivery of each of the monthly Financial Statements delivered pursuant to Annex E (or as otherwise requested by Agent in its reasonable discretion):

            (i) a reconciliation of the most recent Borrowing Base and general ledger of Lower Lakes and LLTC to their respective general ledger and monthly Financial Statements delivered pursuant to such Annex E, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

            (ii) an aging of accounts payable and a reconciliation of that accounts payable aging to each Borrower's general ledger and monthly Financial Statements delivered pursuant to Annex E in the form set out in
      Exhibit 4.1(b), in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

            (iii) an aging of accounts receivable and a reconciliation of that accounts receivable aging to each Borrower's general ledger and monthly Financial Statements delivered pursuant to Annex E in the form set out in
      Exhibit 4.1(b), in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

            (iv) a reconciliation of the outstanding Loans as set forth in the monthly Loan Account statement provided by Agent to each Borrower's general ledger and monthly Financial Statements delivered pursuant to Annex E, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

      (d) To Agent, at the time of delivery of each of the quarterly Financial Statements delivered pursuant to Annex E, (i) a list of government contracts of the Borrowers subject to any of the requirements or procedures applicable to assignments of accounts under the Financial Administration Act (Canada), as amended, the Federal Assignment of Claims Act of 1940 (31 U.S.C. Section 3727), as amended, or any similar provincial, local or foreign law; and (ii) a list of any applications for the registration of any Intellectual Property with the Canadian or US Industrial Design Office, Canadian or US Patent Office, Canadian or US Intellectual Property Office, Canadian or US Copyright Office or any similar office or agency in which a Borrower has filed during the prior Fiscal Month; and a statement as to the amount of each Account owed by such Account Debtor that is insured by a credit insurance provider, and if so insured, the name of such insurance provider;

      (e) Prior to the occurrence of an Event of Default, the Agent and the Lenders shall be entitled at the expense of the Agent and the Lenders, to cause one (1) appraisal by an Appraiser to be conducted of the Collateral. The appraisal shall determine the Fair Market Value (and any other valuation as may be required by the Lenders) of the Collateral and the Vessels for the period from the date on which such appraisal is accepted by the Agent until the date on which the Agent accepts the next such appraisal. In addition, prior to the occurrence of an Event of Default, the Agent and the Lenders shall be entitled to cause semi-annual desktop appraisals to be conducted of the Vessels by an Appraiser acceptable to the Agent, one at the expense of the Borrowers and a second at the expense of the Agent and the Lenders. Following the occurrence of an Event of Default, the Borrowers shall be responsible for the cost of all such appraisals and there shall be no limit on the number of appraisals that may be conducted at the request of the Agent; and

      (f) Such other reports, statements and reconciliations with respect to the Borrowing Base or Collateral or Obligations of any or all Credit Parties as Agent shall from time to time request in its reasonable discretion.

                 ANNEX I (from Annex A - Commitments definition)
                                       to
                                CREDIT AGREEMENT

Lender(s):

US Term Loan Commitment:                                          US$6,200,000

General Electric Capital Corporation                              US$6,200,000

Cdn. Term Loan Commitment:                                        Cdn$21,200,000

GE Canada Finance Holding Company                                 Cdn$21,200,000

US Revolving Loan Commitment:                                     US$6,500,000

General Electric Capital Corporation                              US$6,500,000

Cdn. Revolving Loan Commitment:                                   Cdn$3,000,000

GE Canada Finance Holding Company                                 Cdn$3,000,000

                                    EXHIBIT A

                            CONSENT AND REAFFIRMATION

      Each of the undersigned ("Guarantors") hereby (i) acknowledges receipt of a copy of the Third Amendment to Credit Agreement dated as of March 23, 2007 (the "Third Amendment"); (ii) consents to the execution and delivery thereof by the Credit Parties; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Credit Parties to Agent and Lenders pursuant to the terms of that certain Guaranty dated as of March 3, 2006 (the "Guaranty"), and (v) reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although each of the Guarantors has been informed of the matters set forth herein and in the Third Amendment and has acknowledged and agreed to same, such Guarantors understand that Agent and Lenders have no obligation to inform any of the Guarantors of such matters in the future or to seek any of the Guarantors' acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.

      This Consent and Reaffirmation shall be governed by and construed in accordance with the laws of the State of New York, without reference to principles of conflicts of law.

                             [signature page follow]

      IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation on and as of the date first above written.

                                           LOWER LAKES TRANSPORTATION COMPANY

                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------


                                           GRAND RIVER NAVIGATION COMPANY, INC.

                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------


                                           RAND LL HOLDINGS CORP.

                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------


                                           GENERAL ELECTRIC CAPITAL CORPORATION,
                                           as Agent

                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------